                                     ANNUAL
                                     REPORT

                               December 31, 1997


                            WARBURG PINCUS TRUST II

                            FIXED INCOME PORTFOLIO

                            GLOBAL FIXED INCOME PORTFOLIO




The Warburg Pincus Trust II (the "Trust") Shares are not available directly to individual investors but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Fund, including charges and expenses and, where applicable, the special considerations and risks associated with international investing is provided in the Prospectus, which must precede or accompany this report and which should be read carefully before investing. You may obtain additional copies by calling 800-369-2728 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.




                                 WARBURG PINCUS
                                ASSET MANAGEMENT

From time to time, the Portfolios' investment adviser and co-administrator may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and /or reimbursements are subject to change.

Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the Portfolios' management are as of the date of the letters and Portfolios' holdings described in this annual report are as of December 31, 1997; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this annual report is a recommendation to purchase or sell securities.

                WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
                ANNUAL INVESTMENT ADVISER'S REPORT--DECEMBER 31, 1997


                                    February 9, 1998


Dear Shareholder:

The objective of Warburg Pincus Trust II--Fixed Income Portfolio (the "Portfolio") is total return consistent with prudent investment management. The Portfolio pursues its objective by investing in fixed-income securities, such as corporate bonds, debentures and notes; convertible debt securities; convertible and non-convertible preferred stocks; government obligations; obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities and repurchase agreements with respect to portfolio securities.

For the nine months ended December 31, 1997 (the Portfolio's inception date was March 31, 1997), the Portfolio had a total return of 8.96%, vs. a 7.99% gain for the Lehman Intermediate Government/Corporate Bond Index.

The April-through-December period was a positive one for the domestic bond market. Despite a continued healthy economy--as measured, for example, by the unemployment rate, which fell to a 25-year low during the period--inflation remained under control. Also helping bonds was a "flight to safety" sparked by a worsening financial crisis in Asia. Many investors, concerned that the crisis could hamper corporate earnings, took refuge in fixed-income securities, in particular high-quality bonds such as U.S. Treasuries. These trends, along with projections of a federal budget surplus and the Federal Reserve's continued reluctance to raise interest rates, caused bonds to rally over the period.

Our strategy throughout was to attempt to optimally position the Portfolio on the yield curve, given our outlook on the markets from a risk-vs.-reward perspective. Our efforts in this regard contributed positively to the Portfolio's performance for the nine months. We maintained a modestly longer-than-average duration (compared to that of the Portfolio's benchmark) over the period, which proved beneficial, given the bond market's rally.

We also aimed to enhance the Portfolio's return through sector allocation. U.S. Treasuries accounted for the bulk of the Portfolio's assets during the period, as we continued to find them most attractive on a risk-reward basis. We also held a position in corporate bonds, a weighting we increased late in the period when their widening yield spreads over U.S. Treasuries created a number of buying opportunities (we saw particularly good values among A-rated bonds). The Portfolio's corporate issues had a positive impact on its performance, thanks in large part to the economy's continued growth.

Elsewhere, we maintained a significant weighting in mortgage-backed securities, where we saw the best value in the commercial mortgage-backed area. These issues helped the Portfolio's return over the 12 months, as did the Portfolio's smaller position in preferred securities.


Dale C. Christensen                                M. Anthony E. van Daalen
Co-Portfolio Manager                               Co-Portfolio Manager

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
                   SINCE INCEPTION AS OF DECEMBER 31, 1997

The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust II - Fixed Income Portfolio (the "Portfolio") from March 31, 1997 (inception) to December 31, 1997, compared to the Lehman Intermediate Government/Corporate Bond Index ("LIGC") * for the same time period.



                               [PERFORMANCE GRAPH]


 Aggregate Total Returns Since Inception (3/31/97-12/13/97).............8.96%+



                            DATE      Portfolio    LIGC

                            Mar-97     $10,000    $10,000
                            Apr-97     $10,110    $10,118
                            May-97     $10,200    $10,201
                            Jun-97     $10,330    $10,295
                            Jul-97     $10,629    $10,504
                            Aug-97     $10,529    $10,451
                            Sep-97     $10,649    $10,573
                            Oct-97     $10,770    $10,690
                            Nov-97     $10,790    $10,714
                            Dec-97     $10,896    $10,799


* The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government and corporate bonds, and is calculated by Lehman Brothers Inc.

+ Non annualized.

              WARBURG PINCUS TRUST II--GLOBAL FIXED INCOME PORTFOLIO ANNUAL INVESTMENT ADVISER'S REPORT--DECEMBER 31, 1997



                                                  February 9, 1998


Dear Shareholder:


The objective of Warburg Pincus Trust II--Global Fixed Income Portfolio (the "Portfolio") is total return, consisting of a combination of interest income, currency gains and capital appreciation, consistent with prudent management.

For the nine months ended December 31, 1997 (the Portfolio's inception date was March 31,1997), the Portfolio gained 2.62% vs. gains of 9.80% for the Salomon Brothers World Government Bond Index (Currency-Hedged) and 5.44% for the Lipper World Income Funds Average.

Supported by continued low inflation and declining interest rates, most foreign bond markets saw gains for the nine months in local-currency terms (in dollar terms, these returns were less impressive, as the dollar strengthened vs. most currencies over the period). Many markets were volatile, however, and thus we maintained a cautious approach throughout. In general, we found the most attractive inflation-adjusted yields (and risk-adjusted total-return potential) among intermediate-term bonds.

In terms of geographic allocation, European and dollar-bloc countries accounted for the bulk of the Portfolio during the period. In Europe, we focused on high-quality bonds from the continent's "core" economies, most specifically Germany. The Portfolio's European holdings contributed positively to its performance for the period, buoyed by modest economic growth and lower budget deficits across the region.

Within dollar-bloc markets, we emphasized the U.S., where we favored intermediate-maturity U.S. Treasuries for their historically high inflation-adjusted yields. These securities had a positive impact on the Portfolio's return, thanks to continued subdued inflation and declining domestic interest rates over the period. We also found value in Canadian issues, which likewise helped the Portfolio's performance.

In other areas, we maintained a weighting in Asia, one that contributed negatively to the Fund's performance for the period. Asia's worsening currency crisis had a dramatic and negative impact on bond markets throughout the region. Our holdings, though denominated in dollars, and thus not as vulnerable to the crisis as bonds denominated in Asian currencies, nonetheless suffered due to growing credit-related concerns in the area.

We hedged the majority of the Portfolio's foreign currency exposure during the period (as of December 31, approximately 94% of the Portfolio was dollar-denominated or hedged into dollars). This proved beneficial to the Portfolio's return, given the dollar's continued rise vs. most currencies.



Laxmi C. Bhandari                                         Dale C. Christensen
Co-Portfolio Manager                                      Co-Portfolio Manager

WARBURG PINCUS TRUST II--GLOBAL FIXED INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
--------------------------------------------------------------------------------


 GROWTH OF $10,000 INVESTED IN WARBURG PINCUS TRUST II--GLOBAL FIXED INCOME
              PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 1997

The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust 11 - Global Fixed Income Portfolio (the "Portfolio") from March 31, 1997 (inception) to December 31, 1997, compared to the Salomon Brothers World Government Bond Index (Currency-Hedged) ("Salomon")* and the Lipper World Income Funds Average ("Lipper")** for the same time period.



                               [PERFORMANCE GRAPH]



       Aggregate Total Return Since Inception (3/31/97-12/31/97)...2.62%+



                          DATE      Portfolio   Salomon    Lipper

                          Mar-97     $10,000    $10,000   $10,000
                          Apr-97     $10,100    $10,110   $10,024
                          May-97     $10,160    $10,171   $10,212
                          Jun-97     $10,290    $10,322   $10,343
                          Jul-97     $10,510    $10,526   $10,401
                          Aug-97     $10,479    $10,504   $10,366
                          Sep-97     $10,589    $10,674   $10,594
                          Oct-97     $10,419    $10,785   $10,472
                          Nov-97     $10,389    $10,854   $10,490
                          Dec-97     $10,262    $10,980   $10,544




* The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.

**The Lipper World Income Funds Average is an arithmetic average of all world income funds, tracked by Lipper Analytical Services, that invest in non-U.S. dollar and U.S. dollar debt instruments with unspecified maturities and durations, or other income-producing securities.

+Non annualized.

Warburg Pincus Trust II -- Fixed Income Portfolio
Statement of Net Assets
December 31, 1997
--------------------------------------------------------------------------------

                                                                                 Ratings!
       Par                                                                     (Moody's/S&P)     Maturity      Rate %       Value
       ---                                                                     -------------     --------      ------       -----
CORPORATE BONDS/NOTES (31.2%)
$        15,000        ABN-AMRO Bank NV New York Branch Subordinate
                       Deposit Notes (Callable 08/01/04 @ $100.00)             (Aa2, NR)         08/01/09       8.250    $ 16,275
         10,000        Conagra, Inc. Senior Notes (Putable 08/01/09 @ $100.00) (Baa1, BBB+)      08/01/27       6.700      10,237
         10,000        Countrywide Home Loan Inc. Medium Term Notes            (A3, A)           10/08/02       6.380      10,025
         10,000        First Industrial LP (Putable 05/15/02 @ $100.00)        (Baa2, BBB))      05/15/27       7.150      10,287
         15,000        First Union Corp. Subordinate Debentures
                       (Putable 10/15/05 @ $100.00)                            (A2,A-)           10/15/35       6.550      15,319
         15,000        Ingersoll-Rand Co. (Putable 11/19/03 @ $100.00)         (A3, A-)          11/19/27       6.230      15,056
         15,000        J.C. Penney & Co., Inc. Debentures
                       (Putable 08/15/26 @ $100.00)                            (A2, A)           08/15/26       6.900      15,656
         10,000        Lowe's Companies Medium Term Notes
                       (Putable 05/15/07 @ $100.00)                            (A2, A)           05/15/37       7.110      10,600
         10,000        Merck and Company, Inc. Medium Term Notes
                       (Putable 05/03/99 @ $100.00)                            (Aaa, AAA)        05/03/37       5.760      10,225
         10,000        Midland Bank PLC Yankee Subordinate Notes
                       (Putable 05/01/07 @ $100.00)                            (A1, A)           05/01/25       7.650      11,050
         10,000        Norfolk Southern Corp. (Putable 05/01/04 @ $100.00)     (Baa1, BBB+)      05/01/37       7.050      10,612
         10,000        Philip Morris Companies, Inc. Notes                     (A2, A)           07/15/05       7.000      10,225
         10,000        Philips Electronics NV Notes
                       (Putable 06/01/06 @ $100.00)                            (A3, BBB+)        06/01/26       7.200      10,512
         10,000        Rohr Industries Subordinated Debenture
                       (Pre-refunded 03/01/98 @ $104.16)                       (B2, B)           03/01/98       9.250      10,363
         10,000        Salomon Smith Barney Holdings, Inc. Notes               (A2, A)           10/01/04       6.375      10,013
         10,000        Times Mirror Co. Notes (Putable 09/15/04 @ $100.00)     (A2, A+)          09/15/27       6.610      10,263
                                                                                                                          -------
TOTAL BONDS (Cost $181,203)                                                                                               186,718
                                                                                                                          -------

MORTGAGED-BACKED SECURITIES (7.4%)
         20,000        Federal National Mortgage Association, Guaranteed
                       REMIC Trust Series 1997-51, Class KB                    (Aaa, AAA)        03/20/08       7.000      20,278
         23,981        Nomura Asset Securities Corp. Series 1994-4B, Class 4A  (Aaa, AAA)        09/25/24       8.300      24,588
                                                                                                                          -------
TOTAL MORTGAGED-BACKED SECURITIES (Cost $44,777)                                                                           44,866
                                                                                                                          -------

UNITED STATES TREASURY OBLIGATIONS (58.0%)
        110,000        U.S. Treasury Note                                      (Aaa, AAA)        08/15/02       6.375     112,880
         90,000        U.S. Treasury Note                                      (Aaa, AAA)        02/15/05       7.500      98,977
         50,000        U.S. Treasury Principal Strip                           (Aaa, AAA)        08/15/99       5.705#     45,657
         30,000        U.S. Treasury Interest Strip                            (Aaa, AAA)        05/15/02       5.840#     23,458
        100,000        U.S. Treasury Interest Strip                            (Aaa, AAA)        02/15/05       5.800#     66,653
                                                                                                                          -------
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $338,297)                                                                  347,625
                                                                                                                          -------

Number of
 Shares                                                                                                          Rate       Value
---------                                                                                                        ----       -----
PREFERRED STOCK (1.8%)
Real Estate (1.8%)
            200        Equity Residential Properties Trust Series D REIT                                        8.600       5,213
            200        Loewen Group Capital Series A REIT (Callable 08/31/04 @ $25.00)                          9.450       5,425
                                                                                                                       ----------
TOTAL PREFERRED STOCK (Cost $10,375)                                                                                       10,638
                                                                                                                       ----------

TOTAL INVESTMENTS AT VALUE (98.4%) (Cost $574,652*)                                                                       589,847

OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)                                                                                9,492
                                                                                                                       ----------
NET ASSETS (100.0%) (applicable to 60,114 Shares outstanding)                                                          $  599,339
                                                                                                                       ==========
NET ASSET VALUE, offering and redemption price per Share ($599,339 / 60,114)                                           $     9.97
                                                                                                                       ==========


                            INVESTMENT ABBREVIATIONS

                                 NR = Not Rated
                              REMIC = Real Estate Mortgage Investment Conduit
                               REIT = Real Estate Investment Trust


-------------------------------------------------------------------------------
!        Credit ratings given by Moody's Investors Service, Inc. and
         Standard & Poor's Ratings Group are unaudited."
#        Rate shown reflects yield to maturity on date of purchase.
*        Also cost for federal income tax purposes.


                 See Accompanying Notes to Financial Statements

Warburg Pincus Trust II -- Global Fixed Income Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                                      Ratings!
Par++                                                               (Moody's/S&P)     Maturity     Rate %      Value
-----                                                               -------------     --------     ------      -----
BONDS (53.3%)
Canada (9.8%)
  200,000      Canadian Government                                    (Aa1, AAA)      08/01/99      6.500      $ 142,771
                                                                                                               ---------
Cayman Islands (7.1%)
   50,000(A)   Ayala Corp. International Finance (Convertible)        (BBB, BBB)      12/08/00      8.280#        37,562
  100,000(A)   APP Global Finance FRN III                             (B3, NR)        04/17/02     10.094<        66,400
                                                                                                               ---------
                                                                                                                 103,962
                                                                                                               ---------
Germany (21.3%)
  324,000      Bundesrepublic Deutschland                             (Aaa, NR)       10/14/05      6.500        194,936
  200,000      Bundesrepublic Deutschland                             (Aaa, NR)       06/20/16      6.000        115,448
                                                                                                               ---------
                                                                                                                 310,384
                                                                                                               ---------
Indonesia (5.8%)
   50,000(A)   Bank Negara                                            (Baa3, BBB)     02/15/07      7.625         36,438
   50,000(A)   Indah Kiat International Finance Co.
               (Callable 06/15/01 @ $106.25)                          (Ba2, BB)       06/15/06     12.500         48,000
                                                                                                               ---------
                                                                                                                  84,438
                                                                                                               ---------
Moldova (6.2%)
  100,000(A)   Republic of Moldova                                    (Ba2, NR)       06/13/02      9.875         90,500
                                                                                                               ---------

South Korea (3.1%)
   50,000(A)   Korea Development Bank                                 (A1, A+)        12/01/00      9.600         44,875
                                                                                                               ---------


TOTAL BONDS (Cost $832,265)                                                                                      776,930
                                                                                                               ---------
UNITED STATES TREASURY OBLIGATIONS (46.7%)
  510,000      U.S. Treasury Note                                      (Aaa, AAA)     11/30/02      5.750        510,612
  100,000      U.S. Treasury Note                                      (Aaa, AAA)     05/31/01      6.500        102,412
   67,000      U.S. Treasury Note                                      (Aaa, AAA)     06/30/99      6.000         67,360
                                                                                                               ---------
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $679,882)                                                         680,384
                                                                                                               ---------

TOTAL INVESTMENTS AT VALUE (100.0%)(Cost $1,512,147*)                                                          1,457,314
                                                                                                               =========






                                     INVESTMENT ABBREVIATIONS

                                       NR =    Not Rated
--------------------------------------------------------------------------------
++ Unless otherwise indicated below, all securities are denominated in the currency of the issuers' country of origin.
!     Credit ratings given by Moody's Investors Service, Inc. and
      Standard & Poor's Ratings Group are unaudited.
(A)   Denominated in U.S. Dollars

#     Rate shown reflects yield to maturity on date of purchase.
*     Also cost for federal income tax purposes.

<     Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.

                 See Accompanying Notes to Financial Statements

Warburg Pincus Trust II -- Global Fixed Income Portfolio
Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

Assets:

           Investments at value (Cost $1,512,147)                     $1,457,314
           Cash                                                            3,787
           Receivable for investment securities sold                     100,000
           Receivable for unrealized gains on forward contracts           22,084
           Interest receivable (Cost $20,888)                             20,724
           Other assets                                                   14,533
                                                                      ----------
                Total Assets                                           1,618,442
                                                                      ----------

Liabilities:

           Accrued expenses payable                                       15,990
           Payable to affiliate                                            6,044
                                                                      ----------
                Total Liabilities                                         22,034
                                                                      ----------

NET ASSETS, applicable to 168,629 Shares outstanding                  $1,596,408
                                                                      ==========
NET ASSET VALUE, offering and redemption price per Share
        ($1,596,408/168,629)                                          $     9.47
                                                                      ==========



                 See Accompanying Notes to Financial Statements.

Warburg Pincus Trust II Portfolios
Statements of Operations
For the Period Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                        Fixed Income   Global Fixed Income
                                                                        Portfolio(1)      Portfolio(1)
                                                                        ------------   -------------------
Investment Income:
        Dividends                                                          $    881         $      0
        Interest                                                             26,324           80,203
                                                                           --------         --------

          Total investment income                                            27,205           80,203
                                                                           --------         --------
Expenses:
        Investment advisory                                                   2,166           12,047
        Administrative services                                                 649            1,807
        Professional fees                                                    16,327           24,170
        Custodian/Sub-custodian                                               9,203            1,400
        Trustees                                                              3,125            3,125
        Interest                                                                  5                8
        Offering/Organizational costs                                        21,634           21,774
        Printing                                                              1,625            1,625
        Registration                                                            200              400
        Transfer agent                                                          338              231
        Miscellaneous                                                         1,242              655
                                                                           --------          -------
                                                                             56,514           67,242

          Less fees waived, expenses reimbursed and transfer agent offsets  (52,225)         (55,316)
                                                                           --------          -------
                        Total expenses                                        4,289           11,926
                                                                           --------          -------
                                Net investment income                        22,916           68,277
                                                                           --------          -------


Net Realized and Unrealized Gain (Loss)from
        Investments and Foreign Currency Related
        Items:

        Net realized gain from security transactions                         11,155           24,275
        Net realized loss from foreign currency related items                     0          (13,304)
        Net unrealized appreciation (depreciation) from
                investments and foreign currency related items               15,195          (32,913)
                                                                           --------          --------
                  Net realized and unrealized gain (loss) from investments
                    and foreign currency related items                       26,350          (21,942)
                                                                           --------          --------

                    Net increase in net assets resulting from
                      operations                                           $ 49,266         $ 46,335
                                                                           ========          ========

--------------------------------------------------------------------------------
(1) For the Period March 31, 1997 (Commencement of Operations) through
    December 31, 1997.



                 See Accompanying Notes to Financial Statements.

Warburg Pincus Trust II Portfolios
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                        Fixed Income       Global Fixed Income
                                                          Portfolio            Portfolio
                                                       ---------------     -------------------
                                                        For the Period       For the Period
                                                        March 31, 1997       March 31, 1997
                                                       (Commencement of     (Commencement of
                                                      Operations) through  Operations) through
                                                       December 31, 1997    December 31, 1997
                                                      ------------------   -------------------
From Operations:

   Net investment income                                   $    22,916       $    68,277
   Net realized gain from security transactions                 11,155            24,275
   Net realized loss from foreign currency related items             0           (13,304)
   Net unrealized appreciation (depreciation) from
     investments and foreign currency related items             15,195           (32,913)
                                                           -----------       -----------
         Net increase in net assets resulting
           from operations                                      49,266            46,335
                                                           -----------       -----------

From Distributions:

Dividends from net investment income                           (22,916)          (68,277)
Distributions in excess of net investment income               (16,849)          (16,847)
Distributions from realized gains                              (11,155)          (10,971)
Distributions in excess of realized gains                            0           (32,902)
                                                           -----------       -----------
       Net decrease in net assets from
         distributions                                         (50,920)         (128,997)
                                                           -----------       -----------

From Capital Share Transactions:

   Proceeds from sale of shares                                500,075         1,500,075
   Reinvested Dividends                                         50,918           128,995
                                                           -----------       -----------
       Net increase in net assets from capital
         share transactions                                    550,993         1,629,070
                                                           -----------       -----------

       Net increase in net assets                              549,339         1,546,408

Net Assets:

   Beginning of period                                          50,000            50,000
                                                           -----------       -----------
   End of period                                           $   599,339       $ 1,596,408
                                                           ===========       ===========
   Undistributed net investment income                     $         0       $         0
                                                           ===========       ===========




                 See Accompanying Notes to Financial Statements.

Warburg Pincus Trust II -- Fixed Income Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                                     For the Period
                                                                                                     March 31, 1997
                                                                                                    (Commencement of
                                                                                                   Operations) through
                                                                                                    December 31, 1997
                                                                                                  ---------------------
Net Asset Value, Beginning of Period                                                                   $ 10.00
                                                                                                      ---------
    Income from Investment Operations:

       Net Investment Income                                                                              0.44
       Net Gain on Securities and Foreign Currency Related Items (both realized and unrealized)           0.45
                                                                                                      ---------
            Total from Investment Operations                                                              0.89
                                                                                                      ---------
     Less Distributions:

       Dividends from Net Investment Income                                                              (0.41)
       Distributions in excess of Net Investment Income                                                  (0.31)
       Distributions from Realized Gains                                                                 (0.20)
                                                                                                      ---------
            Total Distributions                                                                          (0.92)
                                                                                                      ---------
Net Asset Value, End of Period                                                                    $       9.97
                                                                                                      ---------
                                                                                                      ---------


Total Return                                                                                              8.96 %+

Ratios/Supplemental Data:

Net Assets, End of Period (000s)                                                                          $599

Ratios to average daily net assets:
       Operating expenses                                                                                 0.99 %@*
       Net investment income                                                                              5.29 %*
       Decrease reflected in above operating expense ratios due to
            waivers/reimbursements                                                                       12.05 %*


Portfolio Turnover Rate                                                                                 138.28 %+
Average Commission Rate                                                                           $     0.0600 #

-------------------------------------------------------------------------------
+   Non annualized.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
*   Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                See Accompanying Notes to Financial Statements.

Warburg Pincus Trust II --  Global Fixed Income Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout the Year)
-------------------------------------------------------------------------------

                                                                                                   For the Period
                                                                                                   March 31, 1997
                                                                                                  (Commencement of
                                                                                                 Operations) through
                                                                                                  December 31, 1997
                                                                                                ---------------------
Net Asset Value, Beginning of Period                                                                  $  10.00
                                                                                                      --------
    Income from Investment Operations:

       Net Investment Income                                                                              0.45
       Net Loss on Securities and Foreign Currency Related Items (both realized and unrealized)          (0.15)
                                                                                                      --------
            Total from Investment Operations                                                              0.30
                                                                                                      --------
     Less Distributions:

       Dividends from Net Investment Income                                                              (0.44)
       Distributions in excess of Net Investment Income                                                  (0.11)
       Distributions from Realized Gains                                                                 (0.07)
       Distributions in excess of Realized Gains                                                         (0.21)
                                                                                                      --------
            Total Distributions                                                                          (0.83)
                                                                                                      --------
Net Asset Value, End of Period                                                                        $   9.47
                                                                                                      ========
Total Return                                                                                              2.62 %+

Ratios/Supplemental Data:

Net Assets, End of Period (000s)                                                                      $  1,596

Ratios to average daily net assets:
       Operating expenses                                                                                 0.99 %@*
       Net investment income                                                                              5.67 %*
       Decrease reflected in above operating expense ratios due to
            waivers/reimbursements                                                                        4.59 %*


Portfolio Turnover Rate                                                                                 139.81 %+

-------------------------------------------------------------------------------
+  Non annualized.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
*  Annualized.



                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers two investment funds (the "Portfolios"): Fixed Income Portfolio is a non-diversified investment fund that seeks total return consistent with prudent investment management; Global Fixed Income Portfolio is a non-diversified investment fund that seeks total return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (a) life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and (b) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants.

   The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and ask prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

   The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Global Fixed Income portfolio isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the imposition of foreign laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S economy in many respects.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal income taxes as it is the Trust's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations. Costs incurred by the Portfolios in connection with the offering of their shares have been deferred and are being amortized over a one year period from the date each Portfolio commenced its operations.

   The Trust, together with other funds advised by Warburg Pincus Asset Management, Inc., the Portfolio's investment adviser ("Warburg"), has established committed and uncommitted lines of credit facilities with certain banks for temporary or emergency purposes primarily relating to fund share redemption's and funding payments of dividend or capital gain distributions. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at the rate of .10% per annum on the amount of the line of credit. In addition, under the terms of both the committed and uncommitted facilities, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .55%. Aggregate borrowings for each fund under these credit facilities may not exceed the lower of (a) the maximum amount permitted by such fund's investment policies and restrictions or (b) thirty-three and one-third percent (33 1/3%) of such fund's total assets. At December 31, 1997 there were no outstanding balances under these lines of credit facilities for any of the Portfolios.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Portfolio, along with other Warburg Funds, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------
     The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the period ended December 31, 1997, the Fixed Income Portfolio and the Global Fixed Income Portfolio received credits or reimbursements of $16 and $37, respectively under this arrangement.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Portfolio's investment adviser. For its investment advisory services, Warburg receives a fee from the Fixed Income Portfolio and the Global Fixed Income Portfolio calculated at an annual rate of .50% and 1.00%, respectively, of each Portfolio's average daily net assets. For the period ended December 31, 1997, investment advisory fees earned and voluntarily waived, and reimbursements were as follows:

                          GROSS                         NET          EXPENSE
    PORTFOLIO          ADVISORY FEE      WAIVER     ADVISORY FEE  REIMBURSEMENTS
    ---------          -------------    ---------   ------------  --------------
  Fixed  Income           $ 2,166       $ (2,166)       $ 0         $ (49,827)
  Global Fixed Income      12,047        (12,047)         0           (42,630)

     As of December 31, 1997, a net amount of $2,253 was due from Warburg for the Fixed Income Portfolio.

     Counsellors Fund Services, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, and PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp. ("PNC"), serve as each Portfolio's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Portfolio's average daily net assets. For the period ended December 31, 1997, administrative services fees earned by CFSI were as follows:

        PORTFOLIO                                         CO-ADMINISTRATION FEE
        ---------                                         ---------------------
      Fixed Income                                             $   433
      Global Fixed Income                                        1,205

     For its administrative services, PFPC currently receives a fee from the Fixed Income Portfolio and the Global Fixed Income Portfolio calculated at an annual rate of .05% of the Portfolio's average daily net assets. For the period ended December 31, 1997, administrative services fees earned and voluntarily waived by PFPC were as follows:

                                                                   NET
       PORTFOLIO       CO-ADMINISTRATION FEE     WAIVER   CO-ADMINISTRATION FEE
       ---------       ---------------------     ------   ---------------------
     Fixed Income            $ 216              $ (216)          $  0
     Global Fixed Income       602                (602)             0

   Counsellors Securities Inc. ("CSI"), a wholly owned subsidiary of Warburg, serves as each Portfolio's distributor. No compensation is paid by the Portfolios to CSI for its distribution services.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

3. INVESTMENTS IN SECURITIES

     For the period ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                     U.S. GOVERNMENT AND
                                    INVESTMENT SECURITIES             AGENCY OBLIGATIONS
        PORTFOLIO                   PURCHASES      SALES             PURCHASES      SALES
        ---------                   ---------      -----             ---------      -----
     Fixed Income                    $  239,541   $ 27,490           $1,010,946     $  658,237
     Global Fixed Income              1,641,684    794,276            1,816,713      1,152,941

     At December 31, 1997, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                              NET UNREALIZED
                              UNREALIZED       UNREALIZED      APPRECIATION
        PORTFOLIO            APPRECIATION     DEPRECIATION    (DEPRECIATION)
        ---------            ------------     ------------    ---------------
     Fixed Income              $ 15,250         $    (55)        $ 15,195
     Global Fixed Income          7,874          (62,707)         (54,833)

4.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolios will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted daily by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     At December 31, 1997, the Global Fixed Income Portfolio had the following open forward currency contracts:

     FORWARD                       FOREIGN                                      UNREALIZED
     CURRENCY       EXPIRATION     CURRENCY     CONTRACT       CONTRACT      FOREIGN EXCHANGE
     CONTACTS          DATE       TO BE SOLD     AMOUNT         VALUE              GAIN
     --------          ----       ----------     ------         -----              ----
German Marks        02/23/98       520,000       $305,882     $290,098           $15,784
Canadian Dollars    02/02/98       200,000        146,199      139,899             6,300
                                                 --------     --------           -------
                                                 $452,081     $429,997           $22,084
                                                 ========     ========           =======


WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1997
--------------------------------------------------------------------------------

5.   CAPITAL SHARE TRANSACTIONS

     The Fixed Income Portfolio and the Global Fixed Income Portfolio are each authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Warburg, Pincus & Co., owned all of the shares outstanding as of December 31, 1997, for both the Portfolio's. Transactions in shares of each Portfolio were as follows:

                                                                 GLOBAL FIXED
                               FIXED INCOME PORTFOLIO           INCOME PORTFOLIO
                               ----------------------           ----------------
                                   FOR THE PERIOD                FOR THE PERIOD
                                   MARCH 31, 1997                MARCH 31, 1997
                                  COMMENCEMENT OF               (COMMENCEMENT OF
                                OPERATIONS) THROUGH            OPERATIONS) THROUGH
                                 DECEMBER 31, 1997              DECEMBER 31, 1997
                                 -----------------              -----------------

Shares sold                          50,007                          150,007
Shares issued to shareholders
   on reinvestment of dividends       5,107                           13,622
                                     ------                          -------
Net increase in shares outstanding   55,114                          163,629
                                     ======                          =======


6.  NET ASSETS

   At December 31, 1997, capital contributions, and undistributed net investment income have been adjusted for current period permanent book/tax differences. The Fixed Income Portfolio and the Global Fixed Income Portfolio reclassified offering costs of $16,849 and $16,847 respectively from undistributed net investment income to capital contributions.

   Net assets at December 31, 1997, consisted of the following:

                                                    FIXED INCOME        GLOBAL FIXED INCOME
                                                      PORTFOLIO              PORTFOLIO
                                                    ------------        -------------------
Capital contributed, net                              $584,144               $1,662,223
Accumulated (or Distributions in excess of)
    net realized gain (loss) from security
    transactions                                             0                  (32,902)
Net unrealized appreciation (depreciation) from
    investments and foreign currency related items      15,195                  (32,913)
                                                     ---------              -----------
Net Assets                                            $599,339               $1,596,408
                                                     =========              ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of WARBURG PINCUS TRUST II:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Warburg Pincus Trust II - Global Fixed Income Portfolio and the statement of net assets of Warburg Pincus Trust II - Fixed Income Portfolio (all portfolios collectively referred to as the "Warburg Pincus Trust II") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Warburg Pincus Trust II's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each portfolio of the Warburg Pincus Trust II as of December 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 9, 1998

                                 WARBURG PINCUS
                                ASSET MANAGEMENT


                      P.O. Box 9030, Boston, MA 02205-9030
                           800-Warburg (800-927-2874)
                                 WWW.WARBURG.COM


COUNSELLORS SECURITIES INC., DISTRIBUTOR.